UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2015

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NovaCopper Inc.

(Exact name of registrant as specified in its charter)

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British Columbia	001-35447	98-1006991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 1950, 777 Dunsmuir Street
Vancouver, British Columbia
Canada, V7Y 1K4

(Address of principal executive offices, including zip code)

(604) 638-8088

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 8.01 Other Events

On April 23, 2015, NovaCopper Inc. (“NovaCopper”) announced that it had entered into an Arrangement Agreement (the “Arrangement Agreement”) with Sunward Resources Ltd., a corporation existing under the laws of British Columbia (“Sunward”), pursuant to which NovaCopper will acquire all of the issued and outstanding common shares of Sunward (the “Arrangement”). The Arrangement will be implemented by way of the plan of arrangement and is subject to approval by the Supreme Court of British Columbia. The Arrangement will result in Sunward becoming a wholly-owned direct subsidiary of NovaCopper. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information required by Item 1.01 of Form 8-K, including a copy of the definitive Arrangement Agreement, will be filed in a separate Current Report on Form 8-K.

Additional Information and Where To Find It

Further information regarding the Arrangement will be contained in a joint information circular/proxy statement to be prepared by the companies, filed on SEDAR by Sunward and by NovaCopper on SEDAR and with the Securities and Exchange Commission (the “SEC”) and mailed in due course to their respective shareholders in connection with the special meetings of each of the NovaCopper and Sunward shareholders. The Arrangement Agreement will be filed on the SEDAR profiles of NovaCopper and Sunward and with the SEC by NovaCopper. The joint information circular/proxy statement will contain important information about the proposed Arrangement and related matters. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE JOINT INFORMATION CIRCULAR/PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE.

Participants in Solicitation

NovaCopper and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding NovaCopper's directors and executive officers is available in NovaCopper's proxy statement filed on Schedule 14A for its 2015 annual meeting of shareholders and its 2014 Annual Report on Form 10-K, each of which have been filed with the SEC and on SEDAR. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. Investors and shareholders will be able to obtain free copies of the forthcoming a joint information circular/proxy statement, past proxy statements and other documents filed with the SEC by NovaCopper through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the joint information circular/proxy statement from NovaCopper by telephone at (604) 638-8088, or by going to NovaCopper’s Investor Center page on its corporate website at http://www.novacopper.com.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release of NovaCopper Inc. dated April 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVACOPPER INC.

Dated: April 23, 2015	By:	/s/ Elaine Sanders
Elaine M. Sanders, Chief Financial Officer